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                             PERFORMANCE FUNDS TRUST


                      THE SHORT TERM GOVERNMENT INCOME FUND
                        THE INTERMEDIATE TERM INCOME FUND
                            THE LARGE CAP EQUITY FUND
                             THE MID CAP EQUITY FUND
                             THE LEADERS EQUITY FUND
                                 (EACH A "FUND")

                Supplement Dated February 21, 2003 to the Class A
                  and Class B Prospectus Dated October 1, 2002

This Supplement is provided to update, and should be read in conjunction with, the information provided in each Fund's Prospectus. INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


PAGES 12 AND 20

Footnote no. 1 to the "Fees and Expenses" table is revised and restated as follows:

         (1) Lower sales charges are available depending upon the amount invested. A contingent deferred sales charge ("CDSC") of 1% may apply on certain redemptions of Class A Shares that were purchased without a front-end sales charge. See "Distribution Arrangements/Sales Charges".


PAGE 32

Effective immediately the sixth bullet under "Sales Charge Waivers-Class A Shares" is revised and restated as follows:

         The following qualify for waivers of sales charges:

                  For purchases from proceeds of redemptions of another mutual fund that imposes a sales charge, such purchases having been made within 60 days of the redemption. Class A shares purchased by such individuals may be subject to a 1% contingent deferred sales charge if such Class A Shares are redeemed within 18 months of purchase. The 1% CDSC may be waived in cases where the Distributor does not compensate the broker-dealer. The CDSC will be based on the lower of the net asset value ("NAV") at the time of purchase or the NAV at the time of redemption. There is no CDSC on shares purchased with reinvested distributions.